UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2026

Accendra Health, Inc.

(Exact name of registrant as specified in its charter)

Virginia	001-09810	54-1701843
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

4435 Waterfront Drive, Suite 300, Glen Allen, Virginia		23060
(Address of principal executive
offices)		(Zip Code)

Registrant’s telephone number, including area code (804) 277-4304

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $2 par value per share	ACH	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company         ☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ◻

Item 1.01 Entry into a Material Definitive Agreement.

Amendment to Receivables Securitization Program

On October 29, 2026, Accendra Funding LLC (“Accendra Funding”) and Byram Healthcare Centers, Inc. (“Byram”) each a wholly-owned subsidiary of Accendra Health, Inc., entered into the Third Amendment to the Amended & Restated Receivables Purchase Agreement (the “RPA Amendment”), which amends that certain Amended & Restated Receivables Purchase Agreement, dated as of December 31, 2025, as amended, by and among Accendra Funding, as Seller, Byram, as Servicer, the persons from time to time party thereto, as Purchasers, PNC Bank, National Association (“PNC”), as Administrative Agent, and PNC Capital Markets LLC, as Structuring Agent (the “Receivables Purchase Agreement”). The RPA Amendment extends the Scheduled Termination Date until October 2029, with standard contingencies, and revises account control provisions and reporting obligations.

The foregoing description of the RPA Amendment is a summary, and is qualified in its entirety by reference to the complete terms of the RPA Amendment, a copy of which will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2026.

PNC Bank, National Association and PNC Capital Markets LLC have various relationships with the Company and its subsidiaries involving the provision of financial services, including investment banking, commercial banking, advisory, cash management, custody and trust services, for which they have received customary fees, and may do so again in the future.

Item 7.01 Regulation FD Disclosure.

On November 2, 2026, the Company issued a press release related to the foregoing. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in Exhibit 99.1 is being furnished pursuant to Item 7.01 of Form 8-K. In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The following materials are filed as exhibits to this Current Report on Form 8-K.

Exhibit Number	Description
99.1	Press Release of the Company, dated November 2, 2026 (furnished pursuant to Item 7.01).

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ACCENDRA HEALTH, INC.

November 2, 2026	/s/ Jonathan A. Leon
Jonathan A. Leon
Executive Vice President and Chief Financial Officer